Supplement Dated April 30, 2023
to the Thrivent Mutual Funds Prospectus, Summary Prospectuses, and Statement of Additional Information, each dated February 28, 2023, for the following funds (each, a "Fund," and collectively, the "Funds"):
Thrivent High Yield Fund
Thrivent Mid Cap Growth Fund
Thrivent Small Cap Growth Fund
1.The following portfolio management changes for the Funds will be implemented effective immediately:
Thrivent High Yield Fund. Paul S. Tommerdahl, CFA has been named as a portfolio manager for the Fund. Mr. Tommerdahl is Director, High Yield Research and has been with Thrivent since 2016. Paul J. Ocenasak, CFA will continue to serve as a portfolio manager for the Fund.
Thrivent Mid Cap Growth Fund. David J. Lettenberger, CFA, CPA (inactive) will no longer be a portfolio manager for the Fund due to his retirement. Siddharth Sinha, CFA and Michael P. Hubbard will continue to serve as portfolio managers for the Fund.
Thrivent Small Cap Growth Fund. David J. Lettenberger, CFA, CPA (inactive) will no be longer a portfolio manager for the Fund due to his retirement. Michael P. Hubbard and Siddharth Sinha, CFA will continue to serve as portfolio managers for the Fund.
2.Effective immediately, the table under the heading “Thrivent Asset Mgt. Portfolio Managers – Other Accounts Managed by the Thrivent Asset Mgt. Portfolio Managers” in the “Investment Adviser, Investment Subadviser and Portfolio Managers” section in the Statement of Additional Information is revised to include information as of December 31, 2022, for Mr. Tommerdahl.
	Other Registered Investment Companies(1)		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
Paul S. Tommerdahl	0	$0	0	$0
(1)
The “Other Registered Investment Companies” represent series of Thrivent Series Fund, Inc, which have substantially similar investment objectives and policies as the Portfolio(s) managed by the portfolio manager listed.
3.Effective immediately, the table under the heading “Thrivent Asset Mgt. Portfolio Managers – Ownership in the Funds” in the “Investment Adviser, Investment Subadviser and Portfolio Managers” section in the Statement of Additional Information is revised to include information as of December 31, 2022, for Mr. Tommerdahl.
Portfolio Manager	Fund	Fund Ownership	Portfolio(1)	Portfolio Ownership	Ownership in Fund Complex(2)
Paul S. Tommerdahl	Thrivent High Yield Fund	None	Thrivent High Yield Portfolio	None	$100,001-$500,000
(1)
Each Portfolio listed is a series of Thrivent Series Fund, Inc., is managed by the same portfolio manager(s) and has substantially similar investment objectives and policies to the corresponding Fund listed.
(2)
Ownership in Fund Complex includes investments in Thrivent Mutual Funds, Thrivent Series Fund, Inc., Thrivent Church Loan and Income Fund, and Thrivent ETF Trust.
Please include this Supplement with your Prospectus, Summary Prospectus and Statement of Additional Information.
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